                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                DECEMBER 2, 2002
                Date of Report (Date of earliest event reported)

                             THE HOLMES GROUP, INC.
             (Exact name of registrant as specified in its charter)

                       ----------------------------------

      MASSACHUSETTS                   333-44473                  04-2768914
(State or other Jurisdiction          333-77905               (I.R.S. Employer
   of Incorporation)           (Commission File Numbers)     Identification No.)

                       ----------------------------------

     ONE HOLMES WAY, MILFORD, MA                                    01757
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (508) 634-8050

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

     On December 2, 2002, The Holmes Group, Inc. issued a press release announcing the expansion of its manufacturing capacity in the Far East and the closing of its domestic manufacturing facilities in Missouri and Mississippi, its office in Kansas City, and its distribution center in Worcester, Massachusetts.

     The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (C) EXHIBITS.

EXHIBIT NO.    DESCRIPTION

99.1 Text of press release issued by The Holmes Group, Inc. on December 2, 2002.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THE HOLMES GROUP, INC.

Date: December 10, 2002                By: /s/ JOHN M. KELLIHER
                                          ---------------------------------
                                          John M. Kelliher
                                          Senior Vice President and Chief
                                          Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION

99.1 Text of press release issued by The Holmes Group, Inc. on December 2, 2002.